SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC  20549


                                  FORM 8-K


                               CURRENT REPORT

                  Pursuant to Section 13 or 15 (d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 21, 2001

                         SCIENCE DYNAMICS CORPORATION
              (Exact name of registrant as specified in charter)

        Delaware                0-10690                22-2011859
   (State or other           (Commission             (IRS Employer
    jurisdiction             File Number)          Identification No.)
   of incorporation)


                           1919 Springdale Road
                      Cherry Hill, New Jersey  08003
                 (Address of principal executive offices)


Registrant's telephone number, including area code (856) 424-0068

                                FORM 8-K

ITEM 5.  OTHER EVENTS.

On May 21, 2001 Science Dynamics corporation entered into and closed upon a financing agreement with the Laurus Family of Funds. On May 24, 2001, Science Dynamics Corporation issued a press release discussing such transaction.

A copy of such press release is attached to this Form 8-K as Exhibit 99.03.

A copy of the agreements for such financing are attached as Exhibits 10.06 through 10.14, respectively.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     a.   N/A

     b.   N/A

     c.   Exhibits

          Exhibit 10.06 - Note - Laurus Master Fund, Ltd

          Exhibit 10.07 - Note - The Keshet Fund, L.P.

          Exhibit 10.08 - Note - Keshet L.P.

          Exhibit 10.09 - Warrant - Laurus Master Fund, Ltd.

          Exhibit 10.10 - Warrant - The Keshet Fund, L.P.

          Exhibit 10.11 - Warrant - Keshet L.P.

          Exhibit 10.12 - Subscription Agreement

          Exhibit 10.13 - Security Agreement

          Exhibit 10.14 - Collateral Agent Agreement

          Exhibit 99.03 - Press Release

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SCIENCE DYNAMICS CORPORATION

                                            /s/ Joy C. Hartman
                                           -------------------------------
                                           By:  Joy C. Hartman,
                                                President and CEO


Dated: May 24, 2001